SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 19, 2010

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced third quarter and first nine months results through September 30, 2010.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated October 19, 2010, announcing the third quarter and first nine months results through September 30, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: October 19, 2010

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 2010

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported a second consecutive quarter of profitability in the third quarter of 2010 by posting net income of $609,000 or $0.02 per diluted common share.  This represents a significant improvement of $3.4 million from the third quarter 2009 net loss of $2.8 million or ($0.15) per diluted common share.  For the nine month period ended September 30, 2010, the Company reported net income of $168,000 or ($0.03) per diluted share which also represents an increase of $3.4 million when compared with the net loss of $3.2 million or ($0.19) per diluted common share reported for the same nine month period in 2009.  The following table highlights the Company’s financial performance for both the three and nine month periods ended September 30, 2010 and 2009:

	Third Quarter 2010	Third Quarter 2009	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009

Net income (loss)	$609,000	($2,810,000)	$168,000	($3,216,000)
Diluted earnings per share	$ 0.02	($ 0.15)	($ 0.03)	($0.19)

Glenn L. Wilson, President and Chief Executive Officer, commented on the 2010 third quarter financial results, “Our disciplined approach to monitoring our loan portfolio continued this quarter as we aggressively identify and seek prompt resolution to problem credits in order to limit actual losses.  As a result of this proactive monitoring, we have been able to carefully adjust downward the provision for loan losses for four consecutive quarters while still maintaining solid loan loss reserve coverage ratios.  Specifically, the allowance for loan losses provided 85% coverage of non-performing loans at September 30, 2010 and represented 2.97% of total loans outstanding.  The continued growth of deposits throughout our community bank network was a positive factor contributing to our strong balance sheet liquidity and good net interest margin performance.  I was also pleased with our capital strength and the revenue contribution of our retail bank which benefitted from a strong quarter of residential mortgage loan production.  The recent opening of our 19th branch office on North Atherton Street in State College provides further evidence of our strategic commitment to community banking”

The Company’s net interest income has improved modestly in 2010 increasing by $98,000 in the third quarter and $115,000 for the first nine months of 2010 compared to the same periods in 2009.  Careful management of funding costs during a period when interest revenues are declining has allowed the Company to increase its net interest margin by 12 basis points to average 3.77% for the first nine months of 2010.  This solid net interest margin performance is reflective of the Company’s strong liquidity position and its ability to reduce its funding costs during a period of deposit growth.  Specifically, total deposits averaged $801 million in the first nine months of 2010, an increase of $45 million or 5.9% over the same period in 2009.  The Company believes that uncertainties in the economy have contributed to growth in money market accounts, certificates of deposit and demand deposits as consumers and businesses have looked for safety in well capitalized community banks like AmeriServ Financial.  Overall, total loans have declined by $24 million or 3.3% since December 31, 2009 as the Company has focused on reducing its commercial real estate exposure during this period of economic weakness.

The Company has appropriately strengthened its allowance for loan losses over the past year in response to ongoing careful monitoring of the commercial loan and commercial real estate portfolios in this weak economic environment.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends. Overall, the Company recorded a $1.0 million provision for loan losses in the third quarter of 2010 compared to a $6.3 million provision in the third quarter of 2009, or a decrease of $5.3 million.  For the nine month period ended September 30, 2010, the Company recorded a $5.3 million provision for loan losses compared to an $11.4 million provision for the first nine months of 2009, or a decrease of $6.2 million.  Actual credit losses realized through charge-offs in 2010, however, are running below the provision level but are higher than the prior year.  For the first nine months of 2010, net charge-offs amounted to $4.2 million or 0.79% of total loans compared to net charge-offs of $1.1 million or 0.19% of total loans for the first nine months of 2009.  The higher charge-offs in 2010 primarily relate to two non-performing commercial real-estate loans, one of which was completely resolved in the first quarter ($1.2 million charge-off) and the second of which relates to a student housing project ($2.3 million charge-off) which the Company is striving to resolve through a note sale by the end of 2010.  During the third quarter, total non-performing assets increased by $5.5 million to $25.3 million or 3.61% of total loans as certain commercial borrowers continue to be impacted by the weak economy.  Of the total $5.5 million increase, $3.5 million relates to three commercial real estate loans that are each current on their payments but we still elected to transfer to non-performing status given our concern regarding the borrowers’ ultimate ability to service the debt.   In summary, the allowance for loan losses provided 85% coverage of non-performing loans and was 2.97% of total loans at September 30, 2010, compared to 115% of non-performing loans and 2.72% of total loans at December 31, 2009.

The Company’s non-interest income in the third quarter of 2010 increased by $59,000 from the prior year’s third quarter and for the first nine months of 2010 decreased by $305,000 when compared to the first nine months of 2009.  The largest item negatively impacting both periods was a reduced level of deposit service charges which were down $147,000 in the third quarter and $347,000 for the first nine months of 2010.  Customers have maintained higher balances in their checking accounts which have resulted in fewer overdraft fees in 2010.  Additionally, the third quarter 2010 deposit service charges were also impacted by regulatory changes which took effect in mid-August and are designed to limit customer overdraft fees on debit card transactions.  Non-interest income has also been negatively impacted by a decrease in trust fees as a result of reductions in the market value of certain real estate assets we manage in our specialty real estate funds in 2010.  The impact was less significant on the quarterly results as trust fees were $20,000 lower in the third quarter but $190,000 lower for the nine month period.  These negative items were partially offset by increased revenue generated on residential mortgage loan sales into the secondary market.  As a result of increased mortgage loan production, the realized gain on loan sales was $65,000 higher in the third quarter of 2010 and $74,000 higher for the first nine months of 2010.  This increased residential mortgage loan production also contributed to the increase in other income due to higher underwriting and document preparation fees.

Total non-interest expense in the third quarter of 2010 increased by $208,000 or 2.2% from the prior year’s third quarter and for the first nine months of 2010 increased by $960,000 or 3.4% when compared to the first nine months of 2009.  Total salaries and benefits were up by $301,000 for the third quarter and $661,000 for the nine month period as a result of higher medical insurance costs, increased pension expense, and modest merit salary increases in 2010.  Professional fees were down modestly in the third quarter but up $407,000 for the nine month period due to increased consulting expenses and recruitment costs in the Trust company and higher legal fees and workout costs at the Bank in 2010.  Overall, the total level of non-interest expense has been relatively consistent for each of the three quarters in 2010.

ASRV had total assets of $963 million and shareholders’ equity of $108 million or a book value of $4.13 per common share at September 30, 2010.  The Company continued to maintain strong capital ratios that exceed the regulatory defined well capitalized status with a risk based capital ratio of 15.97%, an asset leverage ratio of 11.07% and a tangible common equity to tangible assets ratio of 7.86% at September 30, 2010.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

October 19, 2010

(In thousands, except per share and ratio data)

(All quarterly and 2010 data unaudited)

2010

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(918)	$477	$609	$168
Net income (loss) available to common shareholders	(1,181)	215	346	(620)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	(0.39)%	0.20%	0.25%	0.02%
Return on average equity	(3.47)	1.79	2.24	0.21
Net interest margin	3.78	3.83	3.70	3.77
Net charge-offs as a percentage of average loans	0.69	1.13	0.56	0.79
Loan loss provision as a percentage of average loans	0.72	0.68	0.57	0.99
Efficiency ratio	85.42	84.33	84.67	84.81

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.01	$0.02	$(0.03)
Average number of common shares outstanding	21,224	21,224	21,224	21,224
Diluted	(0.06)	0.01	0.02	(0.03)
Average number of common shares outstanding	21,224	21,245	21,225	21,229

2009

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$533	$(939)	$(2,810)	$(3,216)
Net income available to common shareholders	274	(1,202)	(3,073)	(4,001)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.22%	(0.39)%	(1.15)%	(0.44)%
Return on average equity	1.90	(3.29)	(9.83)	(3.77)
Net interest margin	3.72	3.66	3.57	3.65
Net charge-offs as a percentage of average loans	0.03	0.19	0.35	0.19
Loan loss provision as a percentage of average loans	1.02	1.81	3.42	2.10
Efficiency ratio	78.22	82.56	84.00	81.57

PER COMMON SHARE:
Net income:
Basic	$0.01	$(0.06)	$(0.15)	$(0.19)
Average number of common shares outstanding	21,137	21,151	21,178	21,156
Diluted	0.01	(0.06)	(0.15)	(0.19)
Average number of common shares outstanding	21,137	21,152	21,182	21,159

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2010 data unaudited)

2010

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$960,817	$962,282	$963,169
Short-term investment in money market funds	2,105	4,216	3,611
Investment securities	150,073	157,057	165,291
Loans	712,929	693,988	699,394
Allowance for loan losses	21,516	20,737	20,753
Goodwill	12,950	12,950	12,950
Deposits	802,201	809,177	818,150
FHLB borrowings	25,296	17,777	13,119
Shareholders’ equity	106,393	108,023	108,391
Non-performing assets	20,322	19,815	25,267
Asset leverage ratio	11.01%	11.08%	11.07%
Tangible common equity ratio	7.70	7.83	7.86
PER COMMON SHARE:
Book value (A)	$4.04	$4.11	$4.13
Market value	1.67	1.61	1.81
Trust assets – fair market value (B)	$1,398,215	$1,329,495	$1,341,699

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	355	355
Branch locations	18	18	19
Common shares outstanding	21,223,942	21,223,942	21,223,942

2009

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$975,062	$978,899	$959,344	$970,026
Short-term investment in money market funds	10,817	7,516	6,565	3,766
Investment securities	138,853	136,119	138,715	142,883
Loans	726,961	739,649	722,540	722,904
Allowance for loan losses	10,661	13,606	19,255	19,685
Goodwill and core deposit intangibles	13,498	13,498	12,950	12,950
Deposits	746,813	783,807	779,185	786,011
FHLB borrowings	90,346	57,702	44,451	51,579
Shareholders’ equity	114,254	112,880	110,706	107,254
Non-performing assets	5,099	14,670	23,689	18,337
Asset leverage ratio	11.82%	11.61%	11.41%	11.06%
Tangible common equity ratio	8.35	8.17	8.16	7.71
PER COMMON SHARE:
Book value (A)	$4.44	$4.37	$4.25	$4.09
Market value	1.67	1.85	1.80	1.67
Trust assets – fair market value (B)	$1,432,375	$1,376,272	$1,340,119	$1,358,570

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	355	352	350	345
Branch locations	18	18	18	18
Common shares outstanding	21,144,700	21,156,801	21,215,115	21,221,909

NOTES:

(A) Preferred stock received through the Capital Purchase Program is excluded from the book value per common share calculation.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2010 data unaudited)

2010

	1QTR	2QTR	3QTR	YEAR
INTEREST INCOME				TO DATE
Interest and fees on loans	$10,020	$9,984	$9,592	$29,596
Total investment portfolio	1,445	1,466	1,468	4,379
Total Interest Income	11,465	11,450	11,060	33,975

INTEREST EXPENSE
Deposits	2,927	2,833	2,668	8,428
All borrowings	417	409	369	1,195
Total Interest Expense	3,344	3,242	3,037	9,623

NET INTEREST INCOME	8,121	8,208	8,023	24,352
Provision for loan losses	3,050	1,200	1,000	5,250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,071	7,008	7,023	19,102

NON-INTEREST INCOME
Trust fees	1,454	1,373	1,357	4,184
Net realized gains on investment securities	65	42	50	157
Net realized gains on loans held for sale	131	159	278	568
Service charges on deposit accounts	572	611	565	1,748
Investment advisory fees	187	167	171	525
Bank owned life insurance	254	258	260	772
Other income	637	778	832	2,247
Total Non-interest Income	3,300	3,388	3,513	10,201

NON-INTEREST EXPENSE
Salaries and employee benefits	5,199	5,236	5,415	15,850
Net occupancy expense	736	639	620	1,995
Equipment expense	418	427	401	1,246
Professional fees	1,102	1,114	1,034	3,250
FDIC deposit insurance expense	331	341	430	1,102
Other expenses	1,978	2,029	1,874	5,881
Total Non-interest Expense	9,764	9,786	9,774	29,324

PRETAX INCOME (LOSS)	(1,393)	610	762	(21)
Income tax expense (benefit)	(475)	133	153	(189)
NET INCOME (LOSS)	(918)	477	609	168
Preferred stock dividends	263	262	263	788
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(1,181)	$215	$346	$(620)

2009

	1QTR	2QTR	3QTR	YEAR
INTEREST INCOME				TO DATE
Interest and fees on loans	$10,349	$10,544	$10,247	$31,140
Total investment portfolio	1,586	1,511	1,451	4,548
Total Interest Income	11,935	12,055	11,698	35,688

INTEREST EXPENSE
Deposits	3,255	3,405	3,316	9,976
All borrowings	539	479	457	1,475
Total Interest Expense	3,794	3,884	3,773	11,451

NET INTEREST INCOME	8,141	8,171	7,925	24,237
Provision for loan losses	1,800	3,300	6,300	11,400
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,341	4,871	1,625	12,837

NON-INTEREST INCOME
Trust fees	1,559	1,438	1,377	4,374
Net realized gains on investment securities	101	63	-	164
Net realized gains on loans held for sale	118	163	213	494
Service charges on deposit accounts	673	710	712	2,095
Investment advisory fees	137	152	176	465
Bank owned life insurance	250	254	258	762
Other income	723	711	718	2,152
Total Non-interest Income	3,561	3,491	3,454	10,506

NON-INTEREST EXPENSE
Salaries and employee benefits	5,092	4,983	5,114	15,189
Net occupancy expense	722	641	602	1,965
Equipment expense	415	442	398	1,255
Professional fees	920	873	1,050	2,843
FDIC deposit insurance expense	32	691	311	1,034
Amortization of core deposit intangibles	108	-	-	108
Other expenses	1,873	2,006	2,091	5,970
Total Non-interest Expense	9,162	9,636	9,566	28,364

PRETAX INCOME (LOSS)	740	(1,274)	(4,487)	(5,021)
Income tax expense (benefit)	207	(335)	(1,677)	(1,805)
NET INCOME (LOSS)	533	(939)	(2,810)	(3,216)
Preferred stock dividends	259	263	263	785
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$274	$(1,202)	$(3,073)	$(4,001)

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2010 data unaudited)

2010

2009

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$694,432	$705,656	$730,152	$725,657
Deposits with banks	1,781	1,785	1,746	1,762
Short-term investment in money market funds	5,075	4,301	7,388	9,804
Federal funds sold	6,184	3,754	413	156
Total investment securities	167,892	157,894	145,109	146,146

Total interest earning assets	875,364	873,390	884,808	883,525

Non-interest earning assets:
Cash and due from banks	14,889	14,952	14,135	14,543
Premises and equipment	10,645	10,011	9,052	9,207
Other assets	80,888	80,141	73,296	72,124
Allowance for loan losses	(21,173)	(21,347)	(13,658)	(11,301)

Total assets	$960,613	$957,147	$967,633	$968,098

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$59,014	$58,247	$62,479	$62,050
Savings	79,038	77,701	72,864	72,537
Money market	187,563	186,229	182,735	165,065
Other time	363,327	357,165	352,584	342,076
Total interest bearing deposits	688,942	679,342	670,662	641,728
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	1,258	2,963	29,851	59,037
Advanced from Federal Home Loan Bank	13,434	21,419	13,828	13,840
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	716,719	716,809	727,426	727,690

Non-interest bearing liabilities:
Demand deposits	125,117	121,712	114,548	114,365
Other liabilities	10,624	11,290	12,234	12,137
Shareholders’ equity	108,153	107,336	113,425	113,906
Total liabilities and shareholders’ equity	$960,613	$957,147	$967,633	$968,098